                                                                    EXHIBIT 32.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Dan E. Steigerwald, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the
Quarterly Report of Union Drilling, Inc. on Form 10-Q for the quarter ended June
30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934 and that information contained in such Quarterly
Report of Union Drilling, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Union Drilling,
Inc.

                                    By: /s/ Dan E. Steigerwald
                                        ----------------------------------------
                                    Name: Dan E. Steigerwald
                                    Title: Vice-President, Chief Financial
                                    Officer and Secretary
                                    Date: August 11, 2006